UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2018

CIGNA CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-08323	06-1059331
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

900 Cottage Grove Road Bloomfield, Connecticut		06002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(860) 226-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Cigna Corporation ("Cigna" or the "Company") officials expect to participate in meetings with investors over the next several days.  In connection with an offering of debt securities of Halfmoon Parent, Inc., a Delaware corporation and a direct wholly owned subsidiary of Cigna ("New Cigna"), Cigna officials expect to provide certain pro forma financial information with respect to the pending acquisition of Express Scripts Holding Company ("Express Scripts").  Cigna is disclosing this pro forma financial information under Item 7.01, which information is included in Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

As previously announced, on March 8, 2018, Cigna entered into an Agreement and Plan of Merger (as amended by Amendment No. 1, dated as of June 27, 2018, and as it may be further amended from time to time, the "Merger Agreement") with Express Scripts, New Cigna, Halfmoon I, Inc., a Delaware corporation and a direct wholly owned subsidiary of New Cigna ("Merger Sub 1"), and Halfmoon II, Inc., a Delaware corporation and a direct wholly owned subsidiary of New Cigna ("Merger Sub 2").  Subject to the conditions of the Merger Agreement, Cigna will acquire Express Scripts in a cash and stock transaction through: (1) the merger of Merger Sub 1 with and into Cigna, with Cigna surviving such merger as a direct wholly owned subsidiary of New Cigna, and (2) the merger of Merger Sub 2 with and into Express Scripts, with Express Scripts surviving such merger as a direct wholly owned subsidiary of New Cigna (collectively, the "Merger").  Also as previously announced, Cigna and New Cigna intend to finance their obligations in connection with the acquisition, in part, with the proceeds of one or more offerings of debt securities.  Cigna currently anticipates that such debt securities will be issued prior to the consummation of the Merger, that all or a portion of the proceeds thereof will be retained by New Cigna pending consummation of the Merger and that Cigna will not be an obligor with respect to such securities until the consummation of the Merger or the occurrence of certain other events.  Upon the consummation of the Merger, Cigna expects that it and Express Scripts would guarantee any such debt securities issued by New Cigna and that New Cigna would guarantee the then-outstanding senior notes of Cigna and Express Scripts and those of two of Express Scripts' subsidiaries, Express Scripts, Inc. ("ESI") and Medco Health Solutions, Inc. ("Medco").  Also, in connection with the Merger and the transactions related thereto, Cigna expects that Express Scripts will repay or cause to be repaid its outstanding credit facilities, and that the guarantees by ESI and Medco of the then-outstanding senior notes of Express Scripts would be released.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except as expressly set forth by specific reference in such a filing.  The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

FORWARD LOOKING STATEMENTS
Information included or incorporated by reference in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the "SEC") and press releases or other public statements, contains or may contain forward-looking statements. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions, including statements concerning the potential future performance of Cigna, Express Scripts, or the combined company, the potential for new laws or regulations, or any impact of any such new laws or regulations, including on the business of Cigna, Express Scripts or the combined company, the ability to achieve the anticipated benefits of the proposed merger, on the expected timeline or at all, the timeline for deleveraging the combined company, and the ability to consummate the proposed merger, on the anticipated timeline or at all, and other statements regarding the parties' future beliefs, expectations, plans, intentions, financial condition or performance.  You may identify forward-looking statements by the use of words such as "believe," "expect," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements, including as they relate to Express Scripts or Cigna, the management of either such company, the transaction or any expected benefits of the transaction, involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Express Scripts and Cigna do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following:
•
the inability of Express Scripts and Cigna to obtain regulatory approvals required for the merger or the requirement to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals;

•	the possibility that the anticipated benefits from the merger (including anticipated synergies) cannot be realized in full, or at all or may take longer to realize than expected;
•	a longer time than anticipated to consummate the proposed merger;
•	problems regarding the successful integration of the businesses of Express Scripts and Cigna;
•	unexpected costs regarding the proposed merger;
•	diversion of management's attention from ongoing business operations and opportunities;
•	potential litigation associated with the proposed merger;
•	the ability to retain key personnel;
•	the availability of financing;
•	effects on the businesses as a result of uncertainty surrounding the proposed merger;
•	the ability of the combined company to achieve financial, strategic and operational plans and initiatives;
•	the ability of the combined company to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers;
•	the impact of modifications to the combined company's operations and processes;
•	the ability of the combined company to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions;
•	the substantial level of government regulation over the combined company's business and the potential effects of new laws or regulations or changes in existing laws or regulations;
•	the outcome of litigation relating to the businesses of Express Scripts and Cigna, regulatory audits, investigations, actions and/or guaranty fund assessments;
•	uncertainties surrounding participation in government-sponsored programs such as Medicare;
•	the effectiveness and security of the combined company's information technology and other business systems;
•	unfavorable industry, economic or political conditions, including foreign currency movements;
•	acts of war, terrorism, natural disasters or pandemics; and
•	the industry may be subject to future risks that are described in SEC reports filed by Express Scripts and Cigna.

You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of Express Scripts and Cigna described in their respective filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider the foregoing list, or the risks identified in SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking statements.
IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT
This communication does not constitute an offer to sell or solicitation of an offer to buy any securities. In connection with the proposed transaction, the newly formed company which will become the holding company following the transaction ("New Cigna") filed with the SEC a registration statement on Form S-4.  The registration statement on Form S-4 includes a joint proxy statement of Cigna and Express Scripts that also constitutes a prospectus of New Cigna. These materials are not final and may be further amended. The registration statement was declared effective by the SEC on July 16, 2018, and Cigna and Express Scripts commenced mailing the definitive joint proxy statement/prospectus to the respective stockholders of Cigna and Express Scripts on or about July 17, 2018. Cigna and Express Scripts also plan to file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the registration statement or the joint proxy statement/prospectus or any other document which Cigna, Express Scripts or New Cigna may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement on Form S-4 and the definitive joint proxy statement/prospectus and other relevant documents filed by New Cigna, Cigna and Express Scripts with the SEC at the SEC's website at www.sec.gov. Copies of documents filed with the SEC by Cigna will be available free of charge on Cigna's website at www.Cigna.com or by contacting Cigna's Investor Relations Department at (215) 761-4198. Copies of documents filed with the SEC by Express Scripts will be available free of charge on Express Scripts' website at www.express-scripts.com or by contacting Express Scripts' Investor Relations Department at (314) 810-3115.
NO OFFER OR SOLICITATION
This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01.        Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Information*

* This Exhibit is being furnished and shall not be deemed "filed" under the Exchange Act, nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CIGNA CORPORATION
(Registrant)

By:	/s/Eric P. Palmer
Name: Eric P. Palmer
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated:  September 4, 2018